KEYSTONE AMERICA HARTWELL
                          EMERGING GROWTH FUND, INC.
                       KEYSTONE INTERNATIONAL FUND INC.
                   KEYSTONE PRECIOUS METALS HOLDINGS, INC.
                             200 Berkeley Street
                       Boston, Massachusetts 02116-5034
                       Telephone Number (617) 338-3200

                  NOTICE OF ANNUAL MEETINGS OF STOCKHOLDERS
                         To be held on April 25, 1996

To the Stockholders:

  An annual meeting of the stockholders of each of Keystone America Hartwell Emerging Growth Fund, Inc., Keystone International Fund Inc. and Keystone Precious Metals Holdings, Inc. (each a "Fund") will be held at the offices of the Funds, 26th Floor, 200 Berkeley Street, Boston, Massachusetts, on Thursday, April 25, 1996, at 2:30 p.m., Eastern time, for the following purposes:

  1. To elect or fail to elect twelve Directors of each Fund.

  2. To ratify or reject the selection of KPMG Peat Marwick as the independent public accountants of each Fund for the current fiscal year.

  3. To transact such other business as may properly come before the meeting and all adjournments thereof.

  Stockholders of record at the close of business on February 26, 1996 are entitled to notice of and to vote at this meeting and any adjournments thereof.

                                          BY ORDER OF THE BOARD OF DIRECTORS
                                          OF EACH OF
                                          KEYSTONE AMERICA HARTWELL
                                            EMERGING GROWTH FUND, INC.
                                          KEYSTONE INTERNATIONAL FUND INC.
                                          KEYSTONE PRECIOUS METALS
                                            HOLDINGS, INC.

                                          Rosemary D. Van Antwerp
                                          Secretary

March 4, 1996

Please fill in, date and sign your proxy-NOW-and mail it-TODAY-in the stamped envelope enclosed for your convenience. In order to avoid unnecessary expense or delay, your prompt response is requested, no matter what size your holdings may be. Thank you.

                           KEYSTONE AMERICA HARTWELL
                          EMERGING GROWTH FUND, INC.
                       KEYSTONE INTERNATIONAL FUND INC.
                   KEYSTONE PRECIOUS METALS HOLDINGS, INC.
                             200 Berkeley Street
                       Boston, Massachusetts 02116-5034
                       Telephone Number (617) 338-3200

                               PROXY STATEMENT
                   FOR THE ANNUAL MEETINGS OF STOCKHOLDERS
                         To be held on April 25, 1996

  The accompanying Proxy is solicited by the Board of Directors of Keystone America Hartwell Emerging Growth Fund, Inc. ("KAHEGF"), a New York corporation, Keystone International Fund Inc. ("KIF"), a Massachusetts corporation, and Keystone Precious Metals Holdings, Inc. ("KPMH"), a Delaware corporation, (each a "Fund" and collectively the "Funds") for use at an annual meeting of stockholders of each Fund ("Meeting"). If the Proxy is signed and returned, the shares of common stock of the appropriate Fund ("Shares") represented thereby will be voted in accordance with the specifications thereon. In the absence of such specification with respect to any proposal(s) ("Proposal(s)"), the Proxy will authorize the persons named therein to vote in favor of such Proposal(s). Any stockholder may revoke his or her Proxy any time before it is voted by (i) giving written notice of revocation to the Secretary of the appropriate Fund, (ii) proper execution of a later-dated Proxy, or (iii) appearing in person at the Meeting to vote his or her Shares. This proxy material is expected to be mailed to stockholders on or about March 4, 1996.

  The Board of Directors knows of no business which will be presented for consideration at the Meeting other than that mentioned in Items 1 and 2 of the Notice of Meeting. If any other matters are properly presented, it is the intention of the persons designated (Mr. Elfner, Ms. Van Antwerp and Ms. Murphy) to vote such Proxies in accordance with their judgment on such matters.

  Each of KIF and KPMH currently issues one class of Shares, $1.00 par value, representing the common stock of each such Fund. KAHEGF currently issues three classes of Shares, Class A, Class B and Class C, $1.00 par value, representing the common stock of that Fund. Each outstanding Share of a class of a Fund ranks equally with every other outstanding Share of that class of that Fund. Each such Share is entitled to one vote on matters relating to that Fund, except that, in the case of KAHEGF, each class has exclusive voting rights with respect to its Distribution Plan adopted by the class pursuant to Rule 12b-1 issued under the Investment Company Act of 1940, as amended ("1940"). Holders of Shares of record at the close of business on February 26, 1996 are entitled to notice of and to vote at each Fund's Meeting. On that date, there were 3,820,923 Shares of KAHEGF

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

outstanding and entitled to vote at the Meeting,19,433,369 Shares of KIF out-standing and entitled to vote at the Meeting and 8,484,908 Shares of KPMH outstanding and entitled to vote at the Meeting.

  Approval of Proposals 1 and 2 in respect of each Fund requires the affirmative vote of the holders of a majority of the Shares of the relevant Fund present in person or by Proxy at the Meeting and entitled to vote, if, in the case of KAHEGF, more than one-third of the outstanding Shares of that Fund are represented at the Meeting, and in the case of KIF, more than 25% of the outstanding Shares of that Fund are represented at the Meeting, and in the case of KPMH, more than 50% of the outstanding Shares of that Fund are represented at the Meeting.

INTRODUCTION

Keystone America Hartwell Emerging Growth Fund, Inc., Keystone International Fund Inc., and Keystone Precious Metals Holdings, Inc., each an open-end investment company registered with the Securities and Exchange Commission (the "Commission" or "SEC") under the 1940 Act, were formed as a New York Corporation, a Massachusetts corporation and a Delaware corporation, respectively, and offer their respective Shares to the public. KIF is one of twenty funds managed by Keystone Management, Inc. ("Keystone Management"), located at 200 Berkeley Street, Boston, Massachusetts, and each of the Funds is one of more than 30 funds managed or advised by Keystone Investment Management Company ("Keystone"), located at the same address. In addition, J.M. Hartwell Limited Partnership ("Hartwell"), located at 515 Madison Avenue, New York, New York 10022, serves as subadviser to KAHEGF, and Harbor Capital Management Company, Inc. ("Harbor Capital"), located at 125 High Street, Boston, Massachusetts 02110, provides consulting services for KPMH. Keystone Investment Distributors Company ("KIDCO"), located at 200 Berkeley Street, Boston, Massachusetts 02116, serves as the principal underwriter for each of the Funds.

The Proposals

The purpose of each Meeting is to submit to the stockholders of each of the Funds for their consideration a Proposal for the election of Directors and a Proposal for the appointment of auditors for each of the Funds.

  The first Proposal, if approved by stockholders at the Meeting, would elect a Board of twelve Directors for each of the Funds.

  The second Proposal, if approved by stockholders at the Meeting, would ratify the selection of KPMG Peat Marwick as the independent public accountants for each of the Funds for its current fiscal year.

                       1. TO ELECT A BOARD OF DIRECTORS

The first Proposal is to elect each of the twelve individuals nominated as a Director to hold office until his successor is elected and qualifies or until his death, retirement, resignation or removal from office. The Board of Directors of each of the Funds, including a majority of its Independent Directors (i.e., those Directors of the Funds who are not "interested persons" of the Funds as defined in the 1940 Act), has nominated for election as Directors the twelve individuals described below. These persons are the current Directors of each of the Funds.

  It is not expected that any of the nominees will decline or become unavailable for election. In case this should happen, the discretionary power given in the Proxy may be used to vote for a substitute nominee or nominees or to fix the number of Directors at less than twelve. Proxies cannot be voted for a greater number of persons than the nominees named. Each nominee has consented to being named in this Proxy Statement and to serve as a Director if elected. The Independent Directors selected and nominated the nominees for Independent Directors. The nominees for election as Directors of the Fund and certain information about them is set forth below:

                            NOMINEES FOR DIRECTORS

        Name (Age)           Principal Occupation During Last Five Years and
     (Director Since)        Directorships in Other Publicly Held Companies
-------------------------    ------------------------------------------------
Frederick Amling (69)         Director; he is also Director or Trustee of
  (1977)                      all other funds in the Keystone Investments
                              Family of Funds; Professor, Finance
                              Department, George Washington University;
                              President, Amling & Company (investment
                              advice); Member, Board of Advisers, Credito
                              Emiliano (banking); and former Economics and
                              Financial Consultant, Riggs National Bank.
Charles A. Austin, III (61)   Director; he is also Director or Trustee of
  (1993)                      all other funds in the Keystone Investments
                              Family of Funds; Investment Counselor to
                              Appleton Partners, Inc.; former Managing
                              Director, Seaward Management Corporation
                              (investment advice); and former Director,
                              Executive Vice President and Treasurer, State
                              Street Research & Management Company
                              (investment advice).

George S. Bissell (66)*       Chairman of the Board and Director of the
  (1977)                      Funds; Director of Keystone Investments, Inc.
                              ("Keystone Investments"); Chairman of the
                              Board and Director or Trustee of all other
                              funds in the Keystone Investments Family of
                              Funds; Chairman of the Board and Trustee of
                              Anatolia College; Trustee of University
                              Hospital (and Chairman of its Investment
                              Committee); former Director and Chairman of
                              the Board of Hartwell Keystone Advisers, Inc.
                              ("Hartwell Keystone"); former Chairman of the
                              Board and Chief Executive Officer of Keystone
                              Investments; and former Chief Executive
                              Officer of the Funds.
Edwin D. Campbell (68)        Director; he is also Director or Trustee of
  (1977)                      all other funds in the Keystone Investments
                              Family of Funds; Executive Director, Coalition
                              of Essential Schools, Brown University;
                              Director and former Executive Vice President,
                              National Alliance of Business; former Vice
                              President, Educational Testing Services; and
                              former Dean, School of Business, Adelphi
                              University.
Charles F. Chapin (66)        Director; he is also Director or Trustee of
  (1989)                      all other funds in the Keystone Investments
                              Family of Funds; former Group Vice President,
                              Textron Corp.; and former Director, Peoples
                              Bank.

Albert H. Elfner, III (51)*   President, Chief Executive Officer and
  (1993)                      Director of the Funds; Chairman of the Board,
                              President and Chief Executive Officer of
                              Keystone Investments, Keystone, Keystone
                              Management, and Keystone Software, Inc.
                              ("Keystone Software"); President, Chief
                              Executive Officer and Director or Trustee of
                              all other funds in the Keystone Investments
                              Family of Funds; Chairman of the Board and
                              Director of Keystone Institutional Company,
                              Inc. ("Keystone Institutional") (formerly
                              named Keystone Investment Management
                              Corporation) and Keystone Fixed Income
                              Advisors ("KFIA"); Director and President of
                              Keystone Asset Corporation, Keystone Capital
                              Corporation and Keystone Trust Company;
                              Director of KIDCO, Keystone Investor Resource
                              Center, Inc. ("KIRC") and Fiduciary Investment
                              Company, Inc. ("FICO"); Director of Boston
                              Children's Services Association; Trustee of
                              Anatolia College, Middlesex School, and
                              Middlebury College; Member, Board of
                              Governors, New England Medical Center; former
                              Director and President of Hartwell Keystone;
                              former Director and Vice President, Robert Van
                              Partners, Inc. and former Trustee of Neworld
                              Bank.
K. Dun Gifford (57)           Director; he is also Director or Trustee of
  (1993)                      all other funds in the Keystone Investments
                              Family of Funds; Chairman of the Board,
                              Director and Executive Vice President, The
                              London Harness Company; Managing Partner,
                              Roscommon Capital Corp.; Trustee, Cambridge
                              College; Chairman Emeritus and Director,
                              American Institute of Food and Wine; Chief
                              Executive Officer, Gifford Gifts of Fine
                              Foods; Chairman, Gifford, Drescher &
                              Associates (environmental consulting);
                              President, Oldways Preservation and Exchange
                              Trust (education); and former Director,
                              Keystone Investments and Keystone.

Leroy Keith, Jr. (57)         Director; he is also Director or Trustee of
  (1994)                      all other funds in the Keystone Investments
                              Family of Funds; Director of Phoenix Total
                              Return Fund and Equifax, Inc.; Trustee of
                              Phoenix Series Fund, Phoenix Multi-Portfolio
                              Fund and The Big Phoenix Edge Series Fund;
                              former member of the Fund's Advisory Board;
                              and former President, Morehouse College.
F. Ray Keyser, Jr. (68)       Director; he is also Director or Trustee of
  (1993)                      all other funds in the Keystone Investments
                              Family of Funds; Of Counsel, Keyser, Crowley &
                              Meub, P.C.; Member, Governor's (VT) Council of
                              Economic Advisers; Chairman of the Board and
                              Director, Central Vermont Public Service
                              Corporation and Hitchcock Clinic; Director,
                              Vermont Yankee Nuclear Power Corporation,
                              Vermont Electric Power Company, Inc., Grand
                              Trunk Corporation, Central Vermont Railway,
                              Inc., S.K.I. Ltd., Sherburne Corporation,
                              Union Mutual Fire Insurance Company, New
                              England Guaranty Insurance Company, Inc. and
                              the Investment Company Institute; former
                              Governor of Vermont; former Director and
                              President, Associated Industries of Vermont;
                              former Chairman and President, Vermont Marble
                              Company; former Director of Keystone; and
                              former Director and Chairman of the Board,
                              Green Mountain Bank.
David M. Richardson (54)      Director; he is also Director or Trustee of
  (1989)                      all other funds in the Keystone Investments
                              Family of Funds; Executive Vice President, DHR
                              International, Inc. (executive recruitment);
                              former Senior Vice President, Boyden
                              International Inc. (executive recruitment);
                              and Director, Commerce and Industry
                              Association of New Jersey, 411 International,
                              Inc. and J & M Cumming Paper Co.

Richard J. Shima (56)         Director; he is also Director or Trustee of
  (1993)                      all other funds in the Keystone Investments
                              Family of Funds; Chairman, Environmental
                              Warranty, Inc., and Consultant, Drake Beam
                              Morin, Inc. (executive outplacement); Director
                              of Connecticut Natural Gas Corporation, Trust
                              Company of Connecticut, Hartford Hospital, Old
                              State House Association and Enhanced Financial
                              Services, Inc.; Member, Georgetown College
                              Board of Advisors; Chairman, Board of
                              Trustees, Hartford Graduate Center; Trustee,
                              Kingswood-Oxford School and Greater Hartford
                              YMCA; former Director, Executive Vice
                              President and Vice Chairman of The Travelers
                              Corporation; and former Managing Director of
                              Russell Miller, Inc.
Andrew J. Simons (56)         Director; he is also Director or Trustee of
  (1989)                      all other funds in the Keystone Investments
                              Family of Funds; Partner, Farrell, Fritz,
                              Caemmerer, Cleary, Barnosky & Amentano, P.C.;
                              President, former Nassau County Bar
                              Association; former Associate Dean and
                              Professor of Law, St. John's University School
                              of Law.
-------------
* May be considered an "interested person" of the Funds within the meaning of
Section 2(a)(19) of the 1940 Act.

  Messrs. Bissell and Elfner are "interested persons" of the Funds by virtue of their positions as officers of the Funds and as officers and/or Directors of Keystone Investments and several of its affiliates, including Keystone, KIDCO and KIRC. Mr. Elfner is Chairman of the Board, Chief Executive Officer, President and Director of Keystone Investments. Mr. Bissell is a Director of Keystone Investments, and he was the former Chairman of the Board and Chief Executive Officer of Keystone Investments, and former Chief Executive Officer of the Funds.

  During the fiscal year ended September 30, 1995, KAHEGF held five Board meetings. Each incumbent Director, other than Mr. Chapin, attended at least 75% of the meetings held while they were Directors. During its 1995 fiscal year, no Director affiliated with Keystone or any officer received any direct remuneration from the Fund. During the same period, the unaffiliated Directors, as a group, received approximately $9,164 in retainers, fees and expenses from the Fund.

  During the fiscal year ended October 31, 1995, KIF held five Board meetings. Each incumbent Director, attended at least 75% of the meetings held while they were Directors. During its 1995 fiscal year, no Director affiliated with Keystone or any officer received any direct remuneration from the Fund. During the same period, the unaffiliated Directors, as a group, received approximately $7,300 in retainers, fees and expenses from the Fund.

  During the fiscal year ended February 28, 1995, KPMH held five Board meetings. Each incumbent Director, attended at least 75% of the meetings held while they were Directors. During its 1995 fiscal year, no Director affiliated with Keystone or any officer received any direct remuneration from the Fund. During the same period, the unaffiliated Directors, as a group, received approximately $1,729 in retainers, fees and expenses from the Fund. Annual retainers and meeting fees paid by all funds in the Keystone Investments Family of Funds (which includes 32 mutual funds) for the calendar year ended December 31, 1995 totalled approximately $450,716.

  Prior to meetings of the stockholders at which Directors are to be elected or if a vacancy in the Board of Directors occurs between such meetings, a Nominating Committee recommends candidates for nomination as Directors to the Board of Directors. The Nominating Committee is composed of all Independent Directors acting as a committee of the whole. The Nominating Committee's recommendations for nominees for election as Independent Directors are voted on by the Independent Directors. The Nominating Committee for each of the Funds met on October 27, 1995. Each of the Funds currently has no formal procedure to consider persons recommended by stockholders for nomination to the Board of Directors.

  The officers of each of the Funds are George S. Bissell, Chairman of the Board; Albert H. Elfner, III, Chief Executive Officer and President; Edward
F. Godfrey and James R. McCall, Senior Vice Presidents; Rosemary D. Van Antwerp, Senior Vice President and Secretary; J. Kevin Kenely, Treasurer; and Dorothy E. Bourassa, Jean S. Loewenberg, Colleen L. Mette, Melina M. T. Murphy and James M. Wall, Assistant Secretaries. In addition, Donald C. Dates, John M. Hartwell and William C. Miller, IV are Vice Presidents of KAHEGF; Donald C. Dates, Gilman C. Gunn and Walter T. McCormick are Vice Presidents of KIF; and Gilman C. Gunn and John C. Madden, Jr. are Vice Presidents of KPMH.

  All of the executive officers of the Funds have been officers and/or employees of Keystone or its affiliates for at least five years, and their positions with Keystone and its affiliates are stated in the table above in this Proposal. Because of their positions with Keystone, Keystone Investments, KIDCO, or any of their affiliates, and/or their direct or indirect ownership of shares or options on the common stock of Keystone Investments, the officers and Directors of the Funds who are officers, Directors or employees of Keystone Investments or any of its affiliates benefit from the management and other fees paid by the Funds to Keystone and any of its affiliates. The officers of the Funds serve until their successors are elected and qualified or until their deaths, resignations, retirements or removals from office. Since March 1, 1994, the following Directors and nominees for election as Directors affected the following purchases and sales of shares of Keystone Investments common stock in an amount exceeding 1% of such stock: On December 30, 1994, Mr. Bissell, as Trustee of the George S. Bissell Charitable Remainder Unitrust, sold 200,000 shares of Keystone Investments common stock at $10.25 per share for a total of $2,050,000.

Recommendation of the Directors

Each Board of Directors of each of the Funds, including its Independent Directors, recommends that the stockholders vote FOR the proposed election of Directors.

2. RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS FOR THE CURRENT
                                 FISCAL YEAR

  Unless instructed in the Proxy to the contrary, the persons named herein intend to vote in favor of the ratification of the selection of KPMG Peat Marwick as independent public accountants of each of the Funds for the current fiscal year.

  The audit services expected to be provided by KPMG Peat Marwick for the current fiscal year include work in connection with the expression of an opinion on the annual financial statements of each Fund and review of each Fund's Annual Report to stockholders and its filings with the SEC. During each Fund's last fiscal year, KAHEGF, KIF, and KPMH paid KPMG Peat Marwick $21,000, $21,600, $28,000, respectively, for its services.

  A representative of KPMG Peat Marwick is expected to attend the Meetings and will be given an opportunity to make a statement and/or respond to appropriate questions from stockholders.

Recommendation of the Directors

Each Board of Directors of each of the Funds, including its Independent Directors, recommends that the stockholders vote FOR the ratification of the selection of KPMG Peat Marwick.

                            ADDITIONAL INFORMATION

Payment of Expenses

Each Fund will pay the expenses of the preparation, printing and mailing to its stockholders of the enclosed Proxy, accompanying Notice of Meeting and Proxy Statement and any supplementary solicitation of the stockholders.

Supplementary Solicitation

Supplementary solicitation may be made by mail, telephone, facsimile, telegram or in person by officers of the Funds, of by officers or employees of KIRC, Keystone, Keystone Investments, KIDCO, or any of their affiliates or subsidiaries, by securities dealers through whom Shares have been sold or by an agency which may be employed by the Funds for that purpose. If a supplementary solicitation by specially engaged employees or by an agency should be necessary, the material features of any contract or arrangement and the parties for any such solicitation are presently unknown. It is anticipated, however, that, in the event any such solicitation becomes necessary, its cost will not be substantial.

Substantial Shareholders

As of January 31, 1996, to the best knowledge of KAHEGF, the following shareholders owned of record more than 5% of the outstanding Shares of the
Fund:

                                                         Amount & Nature of              Percent
  Class               Shareholder                       Beneficial Ownership            of Class
--------     -------------------------------   -------------------------------------    ---------
Class A      Merrill Lynch Pierce Fenner &       Record owner of 811,200.000 of the       20.66%
             Smith, Attn: Book Entry, 4800       Fund's outstanding Class A Shares
             Deer Lake Dr E 3rd fl,
             Jacksonville FL 32246-6484
Class B      Merrill Lynch Pierce Fenner &       Record owner of 38,305.000 of the        14.12%
             Smith, Attn: Book Entry, 4800       Fund's outstanding Class B Shares
             Deer Lake Dr E 3rd fl,
             Jacksonville FL 32246-6484
Class C      Merrill Lynch Pierce Fenner &       Record owner of 23,821.000 of the        26.58%
             Smith, Attn: Book Entry, 4800       Fund's outstanding Class C Shares
             Deer Lake Dr E 3rd fl,
             Jacksonville FL 32246-6484
Class C      Lavedna Ellingson, Douglas          Record owner of 8,412.726 of the          9.39%
             Ellingson JT WROS, 8510             Fund's outstanding Class C Shares
             McClintock, Tempe, AZ
             85284-2527.
Class C      Donaldson Lufkin Jenrette,          Record owner of 5,790.496 of the          6.46%
             Securities Corporation Inc.,        Fund's outstanding Class C Shares
             P.O. Box 2052, Jersey City, NJ
             07303-2052.
Class C      Painewebber FBO, John T             Record owner of 5,081.572 of the          5.67%
             Frankfurth, 13093 SE Green          Fund's outstanding Class C Shares
             Turtle Way, Tequesta, FL
             33469-1574

  On that date, the Directors, nominees for election as Directors and officers of KAHEGF, as a group, beneficially owned less than 1% of the Fund's outstanding Class A, Class B and Class C Shares.

  As of January 31, 1996, to the best knowledge of KIF, the following shareholder owned of record more than 5% of the outstanding Shares of the
Fund:

                                         Amount & Nature of           Percent
        Shareholder                     Beneficial Ownership          of Class
--------------------------------    -------------------------------   ---------
Merrill Lynch Pierce Fenner &        Record owner of 1,119,766.000       5.75%
Smith, Attn: Book Entry, 4800        of the Fund's outstanding
Deer Lake Dr E 3rd fl,               Class A Shares
Jacksonville FL 32246-6484

  On that date, the Directors, nominees for election as Directors and officers of KIF, as a group, beneficially owned less than 1% of the outstanding Shares of the Fund.

As of January 31, 1996, to the best knowledge of KPMH, the following shareholder owned of record more than 5% of the outstanding Shares of the
Fund:

                                          Amount & Nature of           Percent
        Shareholder                     Beneficial Ownership          of Class
---------------------------------    -------------------------------  ---------
Merrill Lynch Pierce Fenner &        Record owner of 1,253,691.000       14.95%
Smith, Attn: Book Entry, 4800        of the Fund's outstanding
Deer Lake Dr E 3rd fl,               Class A Shares
Jacksonville FL 32246-6484

  On that date, the Directors, nominees for election as Directors and officers of KPMH, as a group, beneficially owned less than 1% of the outstanding
Shares of the Fund.

  The term "beneficially owned" is as defined under Section 13(d) of the Securities Exchange Act of 1934, as amended. The information as to beneficial ownership is based on statements furnished to the Fund by the existing Directors, nominees for Directors, and officers of the Fund, and/or on records of KIRC.

Annual Report

The Annual Report for Keystone America Hartwell Emerging Growth Fund, Inc. for the year ended September 30, 1995 was mailed to stockholders on November 21, 1995.

  The Annual Report for Keystone International Fund Inc. for the year ended October 31, 1995 was mailed to stockholders on December 23, 1995.

  The Annual Report for Keystone Precious Metals Holdings, Inc. for the year ended February 28, 1995 was mailed to stockholders on April 14, 1995. The Semi- Annual Report for the six month period ended August 30, 1995 was mailed to stockholders on October 20, 1995.

  Each Fund's most recent Annual and Semi-Annual Reports may be obtained without charge by writing to the Fund at the address listed at the front of this Proxy Statement or by calling the appropriate Fund at (800) 343-2898 or
(617) 621-6100.

Stockholder Proposals

Proposals of stockholders of any of the Fund's intended to be presented at a Fund's next annual meeting must be received by the Fund for inclusion in the Fund's Proxy Statement and Proxy within a reasonable time before the meeting.

  It is suggested that stockholders submit their proposals by Certified Mail-- Return Receipt Requested. The SEC has adopted certain requirements which apply to any proposals of stockholders.

                                                                 March 4, 1996

                                    KEYSTONE
                           Investor Resource Center

                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

              You can help reduce the cost of additional mailings by
             promptly returning your signed proxy. No matter how
                    many shares you own, your vote counts!

             Please detach or fold at perforation before mailing

                          KEYSTONE AMERICA HARTWELL
                          EMERGING GROWTH FUND, INC.
                 Proxy for the Annual Meeting of Stockholders
                         to be held on April 25, 1996

   The undersigned, revoking all Proxies heretofore given, hereby appoints Mr. Albert H. Elfner, III and Mmes. Rosemary D. Van Antwerp and Melina M.T. Murphy or any of them as Proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of common stock of Keystone America Hartwell Emerging Growth Fund, Inc. ("Fund") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at 2:30 p.m., Eastern time, on Thursday, April 25, 1996, at the offices of Keystone Investment Management Company, 200 Berkeley Street, Boston, Massachusetts 02116, and at any adjournments thereof, as fully as the undersigned would be entitled to vote if personally present, as follows:

           NOTE: PLEASE SIGN IN THE BOX BELOW EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD.

           When signing as attorney, executor, administrator, trustee, guardian, or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy. Please sign, date and return.

           Dated:  _____________________________________________________, 1996

            __________________________________________________________________
           SIGNATURE

            __________________________________________________________________
           SIGNATURE (OF JOINT OWNER, IF ANY)

                                    KEYSTONE
                           Investor Resource Center

                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

              You can help reduce the cost of additional mailings by
             promptly returning your signed proxy. No matter how
                    many shares you own, your vote counts!

             Please detach or fold at perforation before mailing

                       KEYSTONE INTERNATIONAL FUND INC.
                 Proxy for the Annual Meeting of Stockholders
                         to be held on April 25, 1996

   The undersigned, revoking all Proxies heretofore given, hereby appoints Mr. Albert H. Elfner, III and Mmes. Rosemary D. Van Antwerp and Melina M.T. Murphy or any of them as Proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of common stock of Keystone Precious International Inc. ("Fund") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at 2:30 p.m., Eastern time, on Thursday, April 25, 1996, at the offices of Keystone Investment Management Company, 200 Berkeley Street, Boston, Massachusetts 02116, and at any adjournments thereof, as fully as the undersigned would be entitled to vote if personally present, as follows:

           NOTE: PLEASE SIGN IN THE BOX BELOW EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD.

           When signing as attorney, executor, administrator, trustee, guardian, or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy. Please sign, date and return.

           Dated:  _____________________________________________________, 1996

            __________________________________________________________________
           SIGNATURE

            __________________________________________________________________
           SIGNATURE (OF JOINT OWNER, IF ANY)

                                    KEYSTONE
                           Investor Resource Center

                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

              You can help reduce the cost of additional mailings by
             promptly returning your signed proxy. No matter how
                    many shares you own, your vote counts!

             Please detach or fold at perforation before mailing

                   KEYSTONE PRECIOUS METALS HOLDINGS, INC.
                 Proxy for the Annual Meeting of Stockholders
                         to be held on April 25, 1996

   The undersigned, revoking all Proxies heretofore given, hereby appoints Mr. Albert H. Elfner, III and Mmes. Rosemary D. Van Antwerp and Melina M.T. Murphy or any of them as Proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of common stock of Keystone Precious Metals Holdings, Inc. ("Fund") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at 2:30 p.m., Eastern time, on Thursday, April 25, 1996, at the offices of Keystone Investment Management Company, 200 Berkeley Street, Boston, Massachusetts 02116, and at any adjournments thereof, as fully as the undersigned would be entitled to vote if personally present, as follows:

           NOTE: PLEASE SIGN IN THE BOX BELOW EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD.

           When signing as attorney, executor, administrator, trustee, guardian, or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy. Please sign, date and return.

           Dated:  _____________________________________________________, 1996

            __________________________________________________________________
           SIGNATURE

            __________________________________________________________________
           SIGNATURE (OF JOINT OWNER, IF ANY)

                                    KEYSTONE
                           Investor Resource Center

                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

              You can help reduce the cost of additional mailings by
             promptly returning your signed proxy. No matter how
                    many shares you own, your vote counts!

             Please detach or fold at perforation before mailing

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND. THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR ANY PROPOSAL IF NO CHOICE IS INDICATED. THE PROXIES ARE AUTHORIZED IN THEIR DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

1. To elect the following persons as Directors of the Fund: Frederick Amling,
           Charles A. Austin III, George S. Bissell, Edwin D. Campbell, Charles F. Chapin, Albert H. Elfner, III, K. Dun Gifford, Leroy Keith, Jr., F. Ray Keyser, Jr., David M. Richardson, Richard J. Shima and Andrew J. Simons.

           _____ FOR     _____ AUTHORITY TO VOTE WITHHELD
                               ON ALL DIRECTORS

   To withhold authority to vote for any individual nominee, please write his name below:

2. To ratify the selection of KPMH Peat Marwick LLP as the independent public accountant of the Fund for the current fiscal year.

           _____ FOR     _____ AGAINST     _____ ABSTAIN FROM